LEASES (Schedule of Operating Lease Liabilities) (Details) - USD ($) $ in Thousands		Dec. 31, 2025	Dec. 31, 2024
Lessee Disclosure [Abstract]
2026		$ 29,892
2027		26,108
2028		22,512
2029		20,712
2030		19,180
2031 and thereafter		29,987
Total future lease payments	[1],[2]	148,391
Less imputed interest		(15,097)
Operating Lease, Liability, Total		$ 133,294	$ 131,652

[1]	As of December 31, 2025, the Company entered into additional operating lease agreements that had not yet commenced, with aggregate future lease payments of approximately $3.1 million. These leases are expected to commence during 2026 and have lease terms of approximately five years.
[2]	Total lease payments have not been reduced by approximately $22.7 million of future rental income expected to be received under sublease agreements.